Exhibit (c)(2)

Exhibit 4

CONFIDENTIAL

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Presentation to the Board of Directors

August 3, 2011

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CONFIDENTIAL

Disclaimer

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CONFIDENTIAL

Table of Contents

Section 1 Executive Summary Section 2 Earth Trading Performance Section 3 Summary Financial Analysis Appendix A Supplemental Materials

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CONFIDENTIAL

Section 1

Executive Summary

CONFIDENTIAL

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EXECUTIVE SUMMARY

Transaction Summary

Structure / Consideration

- Long-form merger
- $19.00 in cash per outstanding share of Earth Class A common stock assuming conversion of all outstanding Earth Class B shares/Earth Master units, except for rollover shares

Price / Implied Premium [1]

- $19.00 per share

	At $19.00
– Premium to current closing share price (8/2/11):	27%
– Premium to unaffected share price (7/26/11):	44%
– Premium to unaffected 30-day average:	43%
– Premium to unaffected 60-day average:	35%
– Premium to 52-week high:	13%

Implied Transaction Metrics [2] **(Based on $19.00 per share)**

- Implied Equity Value: $2,250 million / Implied Aggregate Value: $3,129 million

	CY2011E		CY2012E	
	Street Case [3]	Mgmt Case [4]	Street Case [3]	Mgmt Case [4]
AV / EBITDA	10.4x	10.3x	9.5x	9.5x
P/E	19.0x	18.4x	17.1x	17.2x

Other Selected Terms / Conditions [5]

- H&F rolls $330MM of its current equity position in Earth (34MM shares total; 29% of current basic share count)
- Termination fee of $70MM (2.2% of AV)
- Approval by Earth shareholders voting as a single class
- Hart-Scott-Rodino and other regulatory clearance
- No Earth Material Adverse Effect

Timing

- Announcement: August 3, 2011
- Expected closing: 2H 2011

Notes

1. Unaffected premiums calculated based on market data as of July 26, 2011 (the last trading day prior to The Wall Street Journal ("WSJ") 7/27/2011 article on Big Dipper discussions); current premium calculated based on market data as of August 2, 2011
2. Based on $879MM Earth net debt as of 6/30/2011 per Earth management
3. Based on I/B/E/S median consensus and Wall Street Research
4. Earth management projections
5. Per draft, dated 8/2/2011, of Agreement and Plan of Merger

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CONFIDENTIAL

Section 2

Earth Trading Performance

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CONFIDENTIAL

EARTH TRADING PERFORMANCE

Earth Historical Share Price Performance

Since August 2009 IPO

Share Price Performance (1)

$ / share



$20
$18
$16
$14
$12
$10
$8
3,000
2,500
2,000
1,500
1,000
500
0
$14.99
12-Aug-09
9-Dec-09
7-Apr-10
4-Aug-10
1-Dec-10
30-Mar-11
2-Aug-11
11-Aug-09 IPO priced at $15.50
16-Mar-10 Reports 4Q'09 earnings; EPS of $0.20 versus consensus of $0.18
24-Mar-10 $25MM Acquisition of HTMS (healthcare management consulting)
8-Nov-10 Reports 3Q'10 earnings; EPS of $0.23 versus consensus of $0.23
3-May-11 $41MM Acquisition of EquiClaim (network-based cost management solutions)
4-May-10 Investment in Enclarity, Inc. (healthcare information solutions)
8-Mar-11 Reports 4Q'10 earnings; EPS of $0.25 versus consensus of $0.25
21-Jun-10 $23MM Acquisition of Chapin (revenue cycle management)
10-Nov-09 Reports 3Q'09 earnings; EPS of $0.21 versus consensus of $0.19
26-Jan-10 $34MM Acquisition of FutureVision (electronic data conversion)
5-May-11 Reports 1Q'11 earnings; EPS of $0.23 versus consensus of $0.24
6-May-10 Reports 1Q'10 earnings; EPS of $0.21 versus consensus of $0.21
5-Aug-10 Reports 2Q'10 earnings; EPS of $0.22 versus consensus of $0.22
1-Oct-10 $260MM Acquisition of Chamberlin Edmonds (government program eligibility)
27-Jul-11 Wall Street Journal publishes article regarding Big Dipper's discussions with Earth
Volume
Price

Source: FactSet

Unaffected Earth Average Share Price (2)

Period	Avg. Price	Prem / (Disc) to Unaffected	Prem of $19 Offer to Avg.
3 months	$14.17	7.5%	34.1%
6 months	$14.91	13.1%	27.4%
9 months	$14.41	9.3%	31.9%
12 months	$13.70	4.0%	38.7%
52-Week Low	$9.95	(24.5%)	91.0%
52-Week High	$16.83	27.7%	12.9%

Notes
1. As of August 2, 2011
2. As of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions)

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EARTH TRADING PERFORMANCE

Relative Historical Share Price Performance

Since IPO

Unaffected Share Price Performance [1] [2]

	Since IPO	12-Month	6-Month	1-Month
Earth	(15.0%)	4.7%	(13.0%)	(0.5%)
HCIT[3]	27.3%	11.2%	(5.9%)	(5.3%)
PBM[4]	28.4%	15.0%	(9.4%)	(3.0%)
Payment Processors[5]	54.0%	31.5%	12.1%	(6.6%)
S&P 500	26.1%	11.4%	(3.8%)	(6.4%)

Indexed Share Price Performance [1] [2]

Since IPO


(%)
180
160
140
120
100
80
60
8/11/09
10/29/09
1/18/10
4/7/10
6/25/10
9/14/10
12/2/10
2/21/11
5/11/11
8/2/11
+54.0%
+28.4%
+27.3%
+26.1%
(15.0%)
Earth
HCIT(3)
PBM(4)
Payment Processors(5)
S&P500

Notes
1. Market data as of August 2, 2011, except as otherwise noted
2. Market data for Earth as of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions)
3. HCIT index includes Cerner, Allscripts, Quality Systems and MedAssets
4. PBM index includes Express Scripts and Medco. Market data for Medco as of July 20, 2011 (the last trading day prior to the announcement of the $29.1Bn Express Scripts acquisition of MedCo)
5. Payment processors index includes Visa, Mastercard, ADP and Solera Holdings

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EARTH TRADING PERFORMANCE

Historical Trading Multiples

NTM AV/EBITDA [1] 30-Day Rolling Average: Last Five Years [2] [3]

HCIT Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	7.3x	7.4x	7.9x	NA
CERN	13.8x	11.3x	11.0x	9.8x
MDRX	9.9x	11.5x	14.4x	15.1x
QSII	16.0x	14.7x	14.5x	13.3x
MDAS	8.5x	9.4x	10.5x	10.6x

PBM Historical Averages [4]

	Current	1 Year	2 Years	5 Years
Earth	7.3x	7.4x	7.9x	NA
ESRX	9.7x	10.4x	10.7x	11.3x
MHS	8.0x	8.3x	9.0x	9.7x

Payment Processor Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	7.3x	7.4x	7.9x	NA
V	6.1x	5.4x	6.0x	5.4x
MA	8.6x	7.5x	7.6x	7.7x
ADP	7.8x	7.1x	7.1x	8.4x
SLH	12.3x	12.8x	11.6x	11.3x

Earth Hist. Multiple Distribution


(%)
60
40
20
0
22.5
23.1
46.5
7.9
6.0x -7.0x
7.0x -8.0x
8.0x -9.0x
>9.0x

Selected HCIT Companies


(x)
35
30
25
20
15
10
5
0
8/2/06
1/29/07
7/26/07
1/22/08
7/18/08
1/14/09
7/13/09
1/7/10
7/6/10
12/31/10
8/2/11
16.0x
13.8x
9.9x
8.5x
7.3x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

Selected PBM Companies [4]


(x)
18
16
14
12
10
8
6
8/2/06
1/29/07
7/26/07
1/22/08
7/18/08
1/14/09
7/13/09
1/7/10
7/6/10
12/31/10
8/2/11
9.7x
8.0x
7.3x
Earth
Express Scripts
Medco

Selected Payment Processor Companies


(x)
22
19
16
13
10
7
4
8/2/06
1/29/07
7/26/07
1/22/08
7/18/08
1/14/09
7/13/09
1/7/10
7/6/10
12/31/10
8/2/11
12.3x
8.6x
7.8x
7.3x
6.1x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes

1. Per FactSet and I/B/E/S consensus
2. Market data as of August 2, 2011, except as otherwise noted
3. Market data for Earth as of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions)
4. Market data for Medco as of July 20, 2011 (the last trading day prior to 7/20/2011 announcement of $29.1Bn Express Scripts acquisition of Medco)

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EARTH TRADING PERFORMANCE

Implied Trading Multiple Correlation to Growth

Earth vs. Selected Companies

Aggregate Value / EBITDA Correlation with Revenue Growth (1) (2)


AV / 2011E EBITDA
x
40
30
20
10
0
$R^2 = 0.86$
Earth
MDRX
MDAS
CPSI
CERN
QSII
HMSY
ATHN
AH
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011E – 2013E Revenue Growth

Aggregate Value / EBITDA Correlation with EBITDA Growth (1) (2)


AV / 2011E EBITDA
x
40
30
20
10
0
$R^2 = 0.81$
Earth
MDRX
MDAS
CPSI
CERN
HMSY
QSII
ATHN
AH
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
2011E – 2013E EBITDA Growth

Price / Earnings Correlation with EPS Growth (1) (2)


P / 2011E EPS
x
80
60
40
20
0
$R^2 = 0.83$
Earth
MDRX
MDAS
QSII
CERN
HMSY
AH
ATHN
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Long-Term EPS Growth
Earth
Earth Fit To Regression
Selected HCIT

Key

Ticker	Company Name
AH	Accretive Health
ATHN	AthenaHealth
CERN	Cerner
CPSI	Computer Programs and Systems
HMSY	HMS Holdings
MDAS	MedAssets
MDRX	Allscripts
QSII	Quality Systems

Notes
1. Current market data as of August 2, 2011, except as otherwise noted
2. Current market data for Earth as of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions); regression lines exclude Earth

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Section 3

Summary Financial Analysis

Project Space

Earth 2011 Management Public

Guidance

• Revenue

– $1.105—$1.135 Bn

• Adjusted EBITDA – $300—$310MM

• Adjusted EPS

– $1.00—$1.06 per share

CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

Summary of Earth Financial Projections

Based on Wall Street Research and Management Case (1)

Revenue (2)

Adjusted EBITDA (2,3)

Adjusted Earnings Per Share (2,4)

Levered Free Cash Flow (2,5)

Notes

1. Street Case based on I/B/E/S consensus and Wall Street Research as of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions); Management Case per Earth management

2. 2009A and 2010A are as reported per Earth public filings

3. Adjusted for stock-based compensation

4. Adjustments include: non-cash interest expense, transaction -related amortization and stock-based compensation

5. 2011 levered free cash flow excludes cash outflow related to acquisitions

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CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

Financial Analysis Summary (1,2,3)

As of August 2, 2011 Earth Earth Closing

Unaffected Share Price Closing (8/2/2011)

Reference Range Summary Share Price $14.99 (7/26/2011) Consideration $ per share figures $13.18 $19.00

Methodology Metric LTM Trading Range:

10 17—(High on 4/6/11; Low on 9/9/10)

(4)	FV Median: $16
1	Analyst Share Price Targets :

Future Value $11—$21 11 21 Present Value $10—$19 10 19

PV Median: $14.50

(5,6)

2	Selected Public Market Trading Multiples Analysis :

2011 AV / EBITDA Trading Multiple (8.5x—11.0x) $302MM 14 21

11 17 2011 Growth Adj. EBITDA Trading Multiple (0.85x—1.10x) $302MM / 8.6%

15 20 2011 P / E Trading Multiple (15.0x—20.0x) $1.00

(7)

3 Selected Precedent Transactions Analysis : $1Bn+ Deals: 8.0x—12.5x NTM EBITDA $315MM 14 25 30%—50% Premium to Unaffected Share Price $13.18 17 20

(8)

Illustrative LBO Analysis : 14 18

4—17.5%—25.0%	IRR

15 21—6.5x LTM Leverage and Exit at Entry Multiple

(8)

Discounted Cash Flow Analysis : 16 21

5—2.5%—3.0%	Perpetuity Growth Rate; 8.5%—9.5% Discount Rate 15 20
(9)	14 20

Hypothetical Discounted Equity Value :

15 20

6	Base Case (12.5x—17.5x NTM Net Income)

16 21 Dividend Recap Case (12.5x—17.5x NTM Net Income) 16 21

0 10 20 30 40

Notes

1. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares

2. Assumes minority interest accounted for by including Earth Class B shares in basic shares calculation

3. EBITDA = “Adjusted EBITDA” which excludes stock-based compensation; EPS = “Adjusted EPS” which excludes non-cash interest expense, deal-related amortization and stock- based compensation

4. Per FactSet Analyst Share Price Targets, Present Value discounted to an illustrative 12 months assuming 10.0% cost of equity

5. Street case based on median I/B/E/S consensus and Wall Street Research; based on Earth net debt at 6/30/2011 of $879MM per Earth management

6. Growth Adjusted EBITDA = 2011 EBITDA ($302MM) * 2011-2013 EBITDA CAGR * 100 (8.6x)

7. 6/30/2011 NTM EBITDA calculated as 50% of 2011 and 50% of 2012 EBITDA; Earth net debt as of 6/30/2011 of $879MM per Earth management

8. Present value as of 9/30/2011; Earth estimated net debt as of 9/30/2011 of $852MM per Earth management 13

9. Discounted to present value as of 9/30/11 assuming 10.0% cost of equity. Dividend recap case assumes incremental debt to reach 4.5x leverage as of 9/30/2011 ($355MM based on LTM EBITDA of $296MM per Earth management)

Project Space

Adjusted EBITDA Estimates $MM

Adjusted EPS Estimates $ / share

CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

1	Equity Research is Generally Neutral to Positive on Earth

Summary Analyst Ratings

14 Analysts

Summary Analyst Share Price Targets

9 Analysts (Median of $16.00)

Source FactSet

Summary of Selected Investment Considerations

Source FactSet

Positives Concerns

•Competitive advantage from unique •Organic growth remains challenging breadth and depth of network

•Continued low levels of healthcare utilization •Long-standing customer relationships

•Increased competition for potential assets may •Strong free cash flow limit growth opportunities

•Acquisitions represent potential upside •Acquisition integration

Source Wall Street Research

Note

1. As of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions)

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CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

② Selected Public Market Trading Multiples (1)

$ MM, except per share figures

Company	Closing Share Price	Equity Value ($MM)	Aggregate Value ($MM)	AV/Revenue CY2011E (x)	AV/Revenue CY2012E (x)	Rev. Growth '11-'13 (%)	AV/EBITDA CY2011E (x)	AV/EBITDA CY2012E (x)	EBITDA Growth '11-'13 (%)	AV / Growth-Adj. EBITDA CY2011E (x)	Price/EPS CY2011E (x)	Price/EPS CY2012E (x)	EPS LTG (%)	P/E/G '11 (%)
Earth[2]	13.18	1,540	2,419	2.1x	2.0x	6.0%	8.0x	7.4x	8.6%	0.94x	13.2x	11.9x	15.5%	0.85x
Revenue Cycle														
Accretive Health Inc.	30.14	3,202	3,083	3.7x	2.8x	29.5%	38.1x	24.0x	49.5%	0.77x	68.3x	43.1x	30.0%	2.28x
HMS Holdings Corp.	71.99	2,120	2,002	5.4x	4.4x	21.1%	18.2x	15.0x	20.0%	0.91x	40.7x	32.4x	22.7%	1.79x
MedAssets Inc.	12.29	736	1,646	2.8x	2.5x	10.5%	8.6x	7.7x	15.3%	0.56x	12.8x	10.5x	20.0%	0.64x
athenahealth Inc.	59.43	2,184	2,079	6.5x	5.0x	27.6%	31.3x	23.4x	29.7%	1.06x	70.6x	52.4x	36.5%	1.93x
Mean				4.6x	3.7x	22.2%	24.1x	17.5x	28.6%	0.83x	48.1x	34.6x	27.3%	1.66x
Median				4.5x	3.6x	24.3%	24.8x	19.2x	24.8%	0.84x	54.5x	37.7x	26.4%	1.86x
Clincial														
Cerner Corp.	64.44	11,109	10,542	5.0x	4.4x	14.0%	15.5x	13.1x	17.2%	0.90x	35.2x	29.0x	20.0%	1.76x
Allscripts Healthcare Solutions Inc.	16.74	3,184	3,487	2.4x	2.2x	10.7%	8.9x	8.1x	13.6%	0.65x	18.6x	15.7x	18.5%	1.01x
Quality Systems Inc.	88.50	2,612	2,487	6.1x	5.1x	16.7%	18.3x	14.6x	21.5%	0.85x	33.3x	26.8x	20.0%	1.67x
Computer Programs & Systems Inc.	72.00	797	772	4.2x	3.8x	11.2%	18.4x	15.7x	11.9%	1.55x	30.1x	26.3x	17.5%	1.72x
Mean				4.4x	3.9x	13.2%	15.3x	12.9x	16.1%	0.99x	29.3x	24.5x	19.0%	1.54x
Median				4.6x	4.1x	12.6%	16.9x	13.9x	15.4%	0.88x	31.7x	26.6x	19.3%	1.69x
PBM														
Express Scripts Inc.	52.54	28,092	29,820	0.7x	0.6x	3.1%	10.5x	9.1x	13.0%	0.81x	16.5x	13.4x	18.5%	0.89x
Medco Health Solutions Inc.	55.78	22,712	27,569	0.4x	0.4x	-7.1%	8.7x	8.1x	7.7%	1.13x	13.6x	12.0x	16.0%	0.85x
Mean				0.5x	0.5x	-2.0%	9.6x	8.6x	10.4%	0.97x	15.0x	12.7x	17.2%	0.87x
Median				0.5x	0.5x	-2.0%	9.6x	8.6x	10.4%	0.97x	15.0x	12.7x	17.2%	0.87x
Payment Processors [3]														
Visa Inc.	83.56	69,692	66,016	7.0x	6.3x	10.3%	11.1x	9.8x	13.5%	0.82x	16.2x	14.0x	20.0%	0.81x
MasterCard Inc. (Cl A)	298.49	38,162	34,141	5.4x	4.8x	11.1%	9.9x	8.6x	13.4%	0.74x	17.5x	14.9x	19.8%	0.88x
Automatic Data Processing Inc.	49.60	25,092	23,374	2.3x	2.1x	7.1%	10.8x	9.8x	8.8%	NA	18.8x	17.1x	10.0%	1.88x
Solera Holdings Inc.	55.34	3,948	4,677	6.3x	5.5x	NA	14.3x	12.3x	NA	NA	21.0x	18.3x	14.5%	1.45x
Mean				5.2x	4.7x	9.5%	11.5x	10.1x	11.9%	0.78x	18.4x	16.1x	16.1%	1.26x
Median				5.8x	5.2x	10.3%	10.9x	9.8x	13.4%	0.78x	18.2x	16.0x	17.2%	1.17x
Mean				**4.1x**	**3.6x**	**12.8%**	**15.9x**	**12.8x**	**18.1%**	**0.90x**	**29.5x**	**23.3x**	**20.3%**	**1.40x**
Median				**4.6x**	**4.1x**	**11.1%**	**12.7x**	**11.1x**	**13.6%**	**0.84x**	**19.9x**	**17.7x**	**19.9%**	**1.56x**
High				**7.0x**	**6.3x**	**29.5%**	**38.1x**	**24.0x**	**49.5%**	**1.6x**	**70.6x**	**52.4x**	**36.5%**	**2.3x**
Low				**0.4x**	**0.4x**	**-7.1%**	**8.6x**	**7.7x**	**7.7%**	**0.6x**	**12.8x**	**10.5x**	**10.0%**	**0.6x**

Source Public filings, FactSet

Notes
1. Market data as of August 2, 2011. The following names shown as of unaffected date: Earth (7/26/11, the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions), Express Scripts (7/20/11, the last trading day prior to public announcement of proposed acquisition of Medco) and Medco (7/20/11)
2. Earth financials per Street case
3. "NA" denotes not publicly available

Morgan Stanley

15

CONFIDENTIAL

Project Space

SUMMARY FINANCIAL ANALYSIS

③ Selected Precedent Transactions

Transaction Value > $1.0Bn

Selected Transactions in Healthcare IT [1]

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Revenues	Transaction Value / LTM EBITDA	Transaction Value / NTM EBITDA
4-Aug-10	Executive Health Resources / Ingenix (UNH)	1,850	NA	NA	NA
9-Jun-10	Eclipsys / Allscripts	1,177	2.3x	14.0x	12.1x
21-Sep-09	Perot / Dell	3,703	1.4x	13.6x	12.0x
18-Jun-09	HLTH Corp / WebMD Health Corp	1,334	3.5x	36.8x	12.7x
18-Mar-08	Allscripts / Misys	1,169	2.2x	21.9x	14.1x
5-Nov-06	Per-Se / McKesson	1,649	3.0x	15.5x	10.5x
29-Sep-05	IDX / General Electric	1,269	2.2x	17.4x	NA
Average			**2.4x**	**19.9x**	**12.3x**
Median			**2.2x**	**16.4x**	**12.1x**
High			**3.5x**	**36.8x**	**14.1x**
Low			**1.4x**	**13.6x**	**10.5x**

Selected Transactions in Processing / Information Services [1]

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Revenues	Transaction Value / LTM EBITDA	Transaction Value / NTM EBITDA
7-Jun-10	Altegrity / Kroll	1,130	1.7x	8.2x	7.8x
1-Mar-10	Riskmetrics / MSCI	1,659	5.4x	16.8x	13.9x
26-Jun-09	First Advantage / First American	1,132	1.7x	10.0x	6.8x
1-Apr-09	Metavante Technologies / Fidelity National Information Services	4,467	2.6x	9.3x	8.7x
20-Feb-08	ChoicePoint, Inc. / Reed Elsevier Group plc	4,147	4.2x	14.4x	12.8x
2-Aug-07	CheckFree Corporation / Fiserv, Inc.	4,395	4.6x	14.9x	12.4x
26-Jun-07	eFunds Corporation / Fidelity National Information Services, Inc.	1,777	3.2x	13.3x	11.8x
15-May-07	Reuters Group plc / The Thomson Corporation	19,017	4.0x	22.0x	18.7x
14-Feb-07	TALX Corporation / Equifax Inc.	1,400	5.5x	16.1x	12.9x
20-Dec-06	John H. Harland Company / M&F Worldwide Corp.	1,687	1.6x	7.5x	7.5x
15-Sep-05	Certegy / Fidelity National Information Services	2,464	2.3x	10.0x	NA
13-Jul-04	National Processing / Bank of America	1,137	2.2x	9.9x	NA
18-May-04	Kroll, Inc. / Marsh & McLennan Companies, Inc.	1,715	3.1x	14.7x	11.4x
Average			**3.2x**	**12.9x**	**11.3x**
Median			**3.2x**	**13.3x**	**12.1x**
High			**5.5x**	**22.0x**	**18.7x**
Low			**1.6x**	**7.5x**	**6.8x**

Source Public filings and press releases

Note
1. "NA" denotes not publicly available

Morgan Stanley

16

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CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

(1)(2)

3	Premiums Paid for U.S. Public Targets

Selected Deals of $1Bn or More

All-Cash Consideration

21-Year Avg: 38.3% S&P 500 (4)

All-Stock Consideration

21-Year Avg: 31.5% S&P 500 (4)

[Graphic Appears Here]

Source Thomson Reuters as of July 11, 2011

Notes

1. Includes announced deals for control of U.S. public targets with an aggregate value of $1Bn or more. Excludes terminated transactions, ESOPs, self-tenders, spin-offs, share repurchases, minority interest transactions, exchange offers, recapitalizations and restructurings. Includes transactions announced on or before June 30, 2011

2. Annual amounts based on mean of percentage premiums paid over unaffected stock price, which is defined as stock price four weeks prior to the earliest of the deal announcement, announcement of a competing bid or market rumors

3. Includes all announced deals irrespective of consideration offered (i.e., includes all-cash, all-stock and hybrid deals). Excludes outliers

4. S&P 500 indexed to closing price on the last trading day of 1990

Project Space

CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

4	Illustrative LBO Analysis

Based on Street Case

Earth Financials (1)

$MM

2011 Q4 2012E 2013E 2014E 2015E

Revenue $282 $1,202 $1,267 $1,335 $1,397

EBITDA 75 328 356 378 396

Net Income $14 $71 $90 $102 $113

D&A ex. Acquisition Amortization 14 61 65 70 73

CapEx (13) (50) (53) (56) (58)

Change in Working Capital (2) (7) (6) (6) (6)

Financing Fee Amortization 2 9 9 9 9

(2)	6 27 28 28 28

Tax-Related Benefits

LFCF $22 $111 $133 $147 $160

Cumulative LFCF $22 $133 $266 $413 $573

IRR Sensitivity (3,4,5,6,7)

%

Implied Premium to Unaffected

Purchase Price Closing Share Price Implied ‘11E PF Leverage

(8)

($ per share) ($13.18 as of 07/26/11) AV/ EBITDA 6.00x 6.25x 6.50x 6.75x 7.00x

$18.50 40% 10.1x 16.1% 16.6% 17.2% 17.8% 18.5%

$18.75 42% 10.2x 15.8% 16.3% 16.9% 17.5% 18.2%

$19.00 44% 10.3x 15.6% 16.1% 16.7% 17.2% 17.9%

$19.25 46% 10.4x 15.5% 15.9% 16.4% 17.0% 17.6%

$19.50 48% 10.5x 15.3% 15.7% 16.2% 16.7% 17.3%

Notes

1. Assumes 6.5x leverage and elimination of stock-based compensation

2. Includes ITR-related payments to Earth and temporary benefit from taxable goodwill amortization

3. Earth estimated net debt of $852MM as of 9/30/2011 per Earth management

4. After equity provision for 7.5% management promote

5. Assumes $125MM revolver (50 bps commitment fee), 3.75x LTM bank debt (L+475 bps with 1.25% LIBOR floor and 99.5% OID) and 2.25 -3.25x LTM bond debt (9.75%); based on LTM EBITDA of $296MM per Earth management (leveragable EBITDA calculated including run-rate acquisitions and cost savings)

6. Based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management

7. Assumes exit multiple is equal to entry multiple

8. Assumes Earth net debt of $879MM as of 6/30/11 per Earth management

Project Space

CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

4	Illustrative LBO Analysis

Based on Management Case

Earth Financials (1)

$MM

2011 Q4 2012E 2013E 2014E 2015E

Revenue $287 $1,222 $1,299 $1,390 $1,487

EBITDA 76 330 355 382 416

Net Income $15 $70 $87 $101 $123

D&A ex. Acquisition Amortization 14 65 68 74 75

CapEx (15) (58) (62) (66) (71)

Change in Working Capital (2) (9) (9) (11) (12)

Financing Fee Amortization 2 9 9 9 9

(2)	6 27 28 28 28

Tax-Related Benefits

LFCF $20 $104 $121 $134 $152

Cumulative LFCF $20 $124 $245 $379 $531

IRR Sensitivity (3,4,5,6,7)

%

Implied Premium to Unaffected

Purchase Price Closing Share Price Implied ‘11E PF Leverage

(8)

($ per share) ($13.18 as of 07/26/11) AV/ EBITDA 6.00x 6.25x 6.50x 6.75x 7.00x

$18.50 40% 10.0x 18.3% 18.9% 19.5% 20.3% 21.1%

$18.75 42% 10.1x 18.1% 18.6% 19.3% 20.0% 20.7%

$19.00 44% 10.2x 17.8% 18.4% 19.0% 19.7% 20.4%

$19.25 46% 10.3x 17.6% 18.2% 18.8% 19.4% 20.1%

$19.50 48% 10.4x 17.4% 18.0% 18.5% 19.2% 19.8%

Notes

1. Assumes 6.5x leverage and elimination of stock-based compensation

2. Includes ITR-related payments to Earth and temporary benefit from taxable goodwill amortization

3. Earth estimated net debt of $852MM as of 9/30/2011 per Earth management

4. After equity provision for 7.5% management promote

5. Assumes $125MM revolver (50 bps commitment fee), 3.75x LTM bank debt (L+475 bps with 1.25% LIBOR floor and 99.5% OID) and 2.25 -3.25x LTM bond debt (9.75%); based on LTM EBITDA of $296MM per Earth management (leveragable EBITDA calculated including run-rate acquisitions and cost savings)

6. Based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management

7. Assumes exit multiple is equal to entry multiple

8. Assumes Earth net debt of $879MM as of 6/30/11 per Earth management

Project Space

• Includes stock-based compensation as a cash expense

CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

5	Earth Discounted Cash Flow Analysis

Street Case (1), 5-Year DCF, Perpetuity Growth Rate

Discounted Cash Flow Analysis (2)

$MM, unless otherwise noted

Perpetuity Growth Rate 2.50% 2.75% 3.00%

Discount Rate

8.5% 9.0% 9.5% 8.5% 9.0% 9.5% 8.5% 9.0% 9.5%

Present Value of:

Cash Flows $603 $597 $591 $603 $597 $591 $603 $597 $591

(3)	2,295 2,083 1,901 2,401 2,171 1,976 2,516 2,267 2,057

Terminal Value

(4)	218 213 207 218 213 207 218 213 207

Tax-Related Benefits

Aggregate Value 3,116 2,892 2,699 3,222 2,981 2,775 3,337 3,077 2,856

(5)	852 852 852 852 852 852 852 852 852

Less: Net Debt

Equity Value 2,265 2,040 1,848 2,370 2,129 1,923 2,486 2,225 2,004

(6)	$19.12 $17.33 $15.78 $19.96 $18.03 $16.39 $20.88 $18.80 $17.04

Equity Value / Share

Terminal Value

% Value in Cash Flows 19% 21% 22% 19% 20% 21% 18% 19% 21%

% Value in Terminal Value 74% 72% 70% 75% 73% 71% 75% 74% 72%

Implied Valuation Multiples

AV / 2011E EBITDA 10.3x 9.6x 8.9x 10.7x 9.9x 9.2x 11.1x 10.2x 9.5x

AV / 2012E EBITDA 9.5x 8.8x 8.2x 9.8x 9.1x 8.4x 10.2x 9.4x 8.7x

Implied EBITDA Multiple 7.8x 7.3x 6.8x 8.2x 7.6x 7.0x 8.6x 7.9x 7.3x

Notes

1. Based on Street projections which consist of median I/B/E/S consensus and Wall Street Research

2. Present value as of 9/30/2011

3. Based on terminal free cash flow of $182MM, terminal free cash flow assumes CapEx = D&A in terminal year

4. Includes ITR-related payments to Earth and temporary benefit from taxable goodwill amortization

5. Based on Earth estimated net debt of $852MM as of 9/30/2011 per Earth management and assumes minority interest accounted for by including Earth Class B shares in basic shares calculation

6. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management

Project Space

• Includes stock-based compensation as a cash expense

CONFIDENTIAL

SUMMARY FINANCIAL ANALYSIS

5	Earth Discounted Cash Flow Analysis

Management Case (1), 5-Year DCF, Perpetuity Growth Rate

Discounted Cash Flow Analysis (2)

$MM, unless otherwise noted

Perpetuity Growth Rate 2.50% 2.75% 3.00%

Discount Rate

8.5% 9.0% 9.5% 8.5% 9.0% 9.5% 8.5% 9.0% 9.5%

Present Value of:

Cash Flows $572 $567 $561 $572 $567 $561 $572 $567 $561

(3)	2,271 2,061 1,881 2,376 2,149 1,956 2,490 2,243 2,036

Terminal Value

(4)	218 213 207 218 213 207 218 213 207

Tax-Related Benefits

Aggregate Value 3,062 2,840 2,649 3,166 2,928 2,724 3,280 3,023 2,804

(5)	852 852 852 852 852 852 852 852 852

Less: Net Debt

Equity Value 2,210 1,988 1,798 2,314 2,076 1,872 2,429 2,171 1,952

(6)	$18.68 $16.91 $15.37 $19.51 $17.61 $15.98 $20.43 $18.37 $16.62

Equity Value / Share

Terminal Value

% Value in Cash Flows 19% 20% 21% 18% 19% 21% 17% 19% 20%

% Value in Terminal Value 74% 73% 71% 75% 73% 72% 76% 74% 73%

Implied Valuation Multiples

AV / 2011E EBITDA 10.0x 9.3x 8.7x 10.4x 9.6x 8.9x 10.8x 9.9x 9.2x

AV / 2012E EBITDA 9.3x 8.6x 8.0x 9.6x 8.9x 8.3x 9.9x 9.2x 8.5x

Implied EBITDA Multiple 7.2x 6.7x 6.2x 7.5x 7.0x 6.5x 7.9x 7.3x 6.7x

Notes

1. Per Earth management

2. Present value as of 9/30/2011

3. Based on terminal free cash flow of $181MM, terminal free cash flow assumes CapEx = D&A in terminal year

4. Includes ITR-related payments to Earth and temporary benefit from taxable goodwill amortization

5. Based on Earth estimated net debt of $852MM as of 9/30/2011 per Earth management and assumes minority interest accounted for by including Earth Class B shares in basic shares calculation

6. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management

CONFIDENTIAL

Project Space

SUMMARY FINANCIAL ANALYSIS

(6) Hypothetical Discounted Equity Value

As of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions)

Illustrative Calculation (6)

Street Case Based on 12.5x P/E

	Unaffected (7/26/2011)	9/30/2012
NTM Net Income ($MM)	$135	$153
P / E Multiple	12.1x	12.5x
Future Equity Value ($MM)	$1,634	$1,908
Equity Value per Share		$16.27
PV Equity Value per Share	$13.18	$14.79
Dividend Recap		
Incremental A/T Interest	($17)	($17)
Value Impact	($204)	($211)
Cash Dividend	$350	$385
Total Value	$146	$174
Future Equity Value ($MM)	$1,781	$2,083
Equity Value per Share		$17.82
Change Per Share	$1.18	$1.40
PV Equity Value per Share	$14.36	$16.20

PV of Hypothetical Future Implied Equity Value Per Share - Based on 12.5x - 17.5x NTM Net Income Multiple (1,2,3,4,5)


$24
$22
$20
$18
$16
$14
$12
20.33
21.14
20.03
20.84
14.79
16.20
14.57
15.96
9/30/2012
20.14
21.12
20.04
21.02
14.63
16.22
14.56
16.15
9/30/2013
19.39
20.52
20.28
21.41
14.07
15.77
14.71
16.40
9/30/2014
Earth Unaffected Closing Share Price (7/26/2011) $13.18
Street Case Low / High (7)
Street Case + Dividend Recap Low / High (7)
Management Case Low / High (7)
Management Case + Dividend Recap Low / High (7)

Notes

1. Discounted to present value as of 9/30/2011 assuming cost of equity of 10.0%
2. Based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management
3. 9/30/2012 NTM Net Income calculated as 25% of 2012E Net Income and 75% of 2013E Net Income; same methodology applied to calculate 9/30/2013 and 9/30/2014 NTM Net Income
4. Assumes, per Earth management, Earth estimated debt of $971MM and cash of $123MM as of 9/30/2011, $100MM annual debt paydown and cash grown at levered free cash flow assuming 1% pre-tax interest income
5. Dividend recap case assumes incremental debt at 7.75% to reach 4.5x leverage as of 9/30/2011 ($355MM based on LTM EBITDA of $296MM per Earth management). Assumes proceeds post 1.5% fees ($350MM) are distributed as a cash dividend to all shareholders and grown at cost of equity of 10.0%
6. Unaffected share price based on fully diluted share outstanding of 124MM per Earth management; 9/30/2012 per share amounts based on dilution of options and warrants under the treasury stock method assuming 116.82MM basic Earth Class A and Class B shares per Earth management
7. Street Case based on I/B/E/S consensus, Wall Street Research and Earth management; Management case per Earth management

Morgan Stanley

22

Project Space

CONFIDENTIAL

Appendix A

Supplemental Materials

CONFIDENTIAL

Project Space

SUPPLEMENTAL MATERIALS

Historical Trading Multiples

NTM P/E[1] Rolling 30-Day Rolling Average: Last Five Years [2] [3]

HCIT Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	12.3x	13.1x	14.7x	NA
CERN	31.1x	27.1x	27.1x	25.0x
MDRX	19.1x	21.6x	24.3x	24.0x
QSII	29.9x	28.0x	27.5x	25.0x
MDAS	12.1x	16.8x	20.1x	22.3x

Selected HCIT Companies


(x)
45
35
25
15
5
8/2/06
1/29/07
7/26/07
1/22/08
7/18/08
1/14/09
7/13/09
1/7/10
7/6/10
12/31/10
8/2/11
31.1x
29.9x
19.1x
12.3x
12.1x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Historical Averages [4]

	Current	1 Year	2 Years	5 Years
Earth	12.3x	13.1x	14.7x	NA
ESRX	15.0x	16.4x	17.4x	18.6x
MHS	12.5x	14.0x	15.9x	17.6x

Selected PBM Companies [4]


(x)
30
25
20
15
10
5
8/2/06
1/29/07
7/26/07
1/22/08
7/18/08
1/14/09
7/13/09
1/7/10
7/6/10
12/31/10
8/2/11
15.0x
12.5x
12.3x
Earth
Express Scripts
Medco

Payment Processor Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	12.3x	13.1x	14.7x	NA
V	15.4x	15.0x	17.9x	20.3x
MA	16.2x	14.6x	15.7x	20.1x
ADP	19.3x	18.3x	17.6x	17.8x
SLH	20.5x	19.9x	18.1x	18.1x

Selected Payment Processor Companies


(x)
40
30
20
10
0
8/2/06
1/29/07
7/26/07
1/22/08
7/18/08
1/14/09
7/13/09
1/7/10
7/6/10
12/31/10
8/2/11
20.5x
19.3x
16.2x
15.4x
12.3x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes
1. Per FactSet and I/B/E/S consensus
2. Market data as of August 2, 2011, except as otherwise noted
3. Market data for Earth as of July 26, 2011 (the last trading day prior to 7/27/2011 WSJ article on Big Dipper discussions)
4. Market data for Medco as of July 20, 2011 (the last trading day prior to 7/21/2011 announcement of $29.1Bn acquisition by Express Scripts)

Morgan Stanley

24

Project Space

CONFIDENTIAL

SUPPLEMENTAL MATERIALS

Hypothetical Discounted Equity Value

Base Case

Street Case

Hypothetical Future Implied Equity Value Per Share—Based on NTM P/E Multiple

As of 7/26/2011

Management Case

Hypothetical Future Implied Equity Value Per Share—Based on NTM P/E Multiple

As of 7/26/2011

Present Value of Hypothetical Future Implied Equity Value Per Share (1,2)

As of 7/26/2011

9/30/2012E 9/30/2013E 9/30/2014E (3) 153 167 177 NTM Net Income ($MM)

% Growth 12% 9% 6%

FV of Hypothetical EV / share and Implied AV/EBITDA Multiple

Implied Implied Implied NTM AV/EBITDA AV/EBITDA AV/EBITDA

Multiple Multiple Multiple Multiple Fwd P / E Multiple—2.5x Lower 12.5x $16.27 7.4x $17.71 6.9x $18.73 6.4x Fwd P / E Multiple—2 Yr Avg. 15.0x $19.32 8.5x $21.04 8.1x $22.27 7.6x

Fwd P / E Multiple—2.5x Higher 17.5x $22.37 9.6x $24.37 9.2x $25.80 8.7x (4) PV of Hypothetical Future EV / share and Implied AV/EBITDA Multiple Fwd P / E Multiple—2.5x Lower 12.5x $14.79 7.4x $14.63 6.9x $14.07 6.4x

Fwd P / E Multiple—2 Yr Avg. 15.0x $17.56 8.5x $17.39 8.1x $16.73 7.6x

Fwd P / E Multiple—2.5x Higher 17.5x $20.33 9.6x $20.14 9.2x $19.39 8.7x

Present Value of Hypothetical Future Implied Equity Value Per Share (1,2)

As of 7/26/2011

9/30/2012E 9/30/2013E 9/30/2014E (3) 150 166 186 NTM Net Income ($MM)

% Growth 11% 11% 12%

FV of Hypothetical EV / share and Implied AV/EBITDA Multiple

Implied Implied Implied NTM AV/EBITDA AV/EBITDA AV/EBITDA

Multiple Multiple Multiple Multiple Fwd P / E Multiple—2.5x Lower 12.5x $16.03 7.4x $17.62 6.9x $19.58 6.5x Fwd P / E Multiple—2 Yr Avg. 15.0x $19.03 8.5x $20.93 8.0x $23.28 7.6x

Fwd P / E Multiple—2.5x Higher 17.5x $22.03 9.5x $24.25 9.1x $26.99 8.8x (4) PV of Hypothetical Future EV / share and Implied AV/EBITDA Multiple Fwd P / E Multiple—2.5x Lower 12.5x $14.57 7.4x $14.56 6.9x $14.71 6.5x

Fwd P / E Multiple—2 Yr Avg. 15.0x $17.30 8.5x $17.30 8.0x $17.49 7.6x

Fwd P / E Multiple—2.5x Higher 17.5x $20.03 9.5x $20.04 9.1x $20.28 8.8x

Notes

1. Discounted to present value as of 9/30/2011 assuming cost of equity of 10.0%

2. Based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management

3. 9/30/2012 NTM Net Income calculated as 25% of 2012E Net Income and 75% of 2013E Net Income; same methodology applied to calculate 9/30/2013 and 9/30/2014 NTM Net Income

4. Assumes, per Earth management, Earth estimated debt of $971MM and cash of $123MM as of 9/30/2011, $100MM annual debt paydown and cash grown at levered free cash flow assuming 1% pre-tax interest income

CONFIDENTIAL

Project Space

SUPPLEMENTAL MATERIALS

Hypothetical Discounted Equity Value

Dividend Recap Case

Street Case

Hypothetical Future Implied Equity Value Per Share - Based on NTM P/E Multiple

As of 7/26/2011


$32
$28
$24
$20
$16
$12
$13.18
$23.26
$20.57
$17.82
$25.55
$22.59
$19.62
$27.31
$24.14
$20.99
Unaffected (7/26/2011)
9/30/2012E
9/30/2013E
9/30/2014E
2.5x Discount 2 Yr. Avg. Fwd P/E Multiple
2 Yr. Avg. Fwd P/E Multiple
2.5x Premium to 2 Yr. Avg. Fwd P/E Multiple

Present Value of Hypothetical Future Implied Equity Value Per Share (1,2,5)

As of 7/26/2011

	9/30/2012E	9/30/2013E	9/30/2014E
NTM Net Income ($MM) (3)	136	150	160
% Growth	14%	10%	7%

FV of Hypothetical EV / share + Cash Dividend	NTM Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple
Fwd P / E Multiple - 2.5x Lower	12.5x	$17.82	9.0x	$19.62	8.6x	$20.99	8.1x
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$20.57	10.0x	$22.59	9.6x	$24.14	9.1x
Fwd P / E Multiple - 2.5x Higher	17.5x	$23.26	10.9x	$25.55	10.6x	$27.31	10.2x
PV of Hypothetical Future EV / share + Cash Dividend (4)							
Fwd P / E Multiple - 2.5x Lower	12.5x	$16.20	9.0x	$16.22	8.6x	$15.77	8.1x
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$18.70	10.0x	$18.67	9.6x	$18.14	9.1x
Fwd P / E Multiple - 2.5x Higher	17.5x	$21.14	10.9x	$21.12	10.6x	$20.52	10.2x

Management Case

Hypothetical Future Implied Equity Value Per Share - Based on NTM P/E Multiple

As of 7/26/2011


$32
$28
$24
$20
$16
$12
$13.18
$22.92
$20.29
$17.56
$25.43
$22.48
$19.54
$28.49
$25.15
$21.82
Unaffected (7/26/2011)
9/30/2012E
9/30/2013E
9/30/2014E
2.5x Discount 2 Yr. Avg. Fwd P/E Multiple
2 Yr. Avg. Fwd P/E Multiple
2.5x Premium to 2 Yr. Avg. Fwd P/E Multiple

Present Value of Hypothetical Future Implied Equity Value Per Share (1,2,5)

As of 7/26/2011

	9/30/2012E	9/30/2013E	9/30/2014E
NTM Net Income ($MM) (3)	133	149	169
% Growth	12%	12%	13%

FV of Hypothetical EV / share + Cash Dividend	NTM Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple
Fwd P / E Multiple - 2.5x Lower	12.5x	$17.56	9.0x	$19.54	8.5x	$21.82	8.1x
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$20.29	9.9x	$22.48	9.5x	$25.15	9.1x
Fwd P / E Multiple - 2.5x Higher	17.5x	$22.92	10.9x	$25.43	10.5x	$28.49	10.2x
PV of Hypothetical Future EV / share + Cash Dividend (4)							
Fwd P / E Multiple - 2.5x Lower	12.5x	$15.96	9.0x	$16.15	8.5x	$16.40	8.1x
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$18.44	9.9x	$18.58	9.5x	$18.90	9.1x
Fwd P / E Multiple - 2.5x Higher	17.5x	$20.84	10.9x	$21.02	10.5x	$21.41	10.2x

Notes

1. Discounted to present value as of 9/30/2011 assuming cost of equity of 10.0%
2. Based on dilution of options and warrants under the treasury stock method at each price assuming 116.82MM of basic Earth Class A and Class B shares per Earth management
3. 9/30/2012 NTM Net Income calculated as 25% of 2012E Net Income and 75% of 2013E Net Income; same methodology applied to calculate 9/30/2013 and 9/30/2014 NTM Net Income
4. Assumes, per Earth management, Earth estimated debt of $971MM and cash of $123MM as of 9/30/2011, $100MM annual debt paydown and cash grown at levered free cash flow assuming 1% pre-tax interest income
5. Dividend recap case assumes incremental debt at 7.75% to reach 4.5x leverage as of 9/30/2011 ($355MM based on LTM EBITDA of $296MM per Earth management). Assumes proceeds post 1.5% fees ($350MM) are distributed as a cash dividend to all shareholders and grown at cost of equity of 10.0%

Morgan Stanley

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